SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______ )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ESSA Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

January 25, 2024

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ESSA Bancorp, Inc. (the “Company”). This year’s Annual Meeting will be held in a virtual meeting format only, on March 7, 2024 at 10:00 a.m., Eastern Time. You will be able to attend the Annual Meeting virtually, vote and submit questions during the virtual Annual Meeting by visiting www.meetnow.global/M9ZK6M5.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors; the approval of the ESSA Bancorp, Inc. 2024 Equity Incentive Plan; the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accountants for the fiscal year ending September 30, 2024; and the consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of ESSA Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of the director nominees as well as each other matter to be considered.

Please indicate your vote by using the enclosed proxy card or by voting by telephone or internet, even if you currently plan to attend the virtual Annual Meeting. This will not prevent you from voting at the virtual Annual Meeting, but will ensure that your vote is counted. Your vote is important.

Sincerely,

Gary S. Olson
President, Chief Executive Officer and Director

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

(855) 713-8001

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 7, 2024

NOTICE IS HEREBY GIVEN that this year’s Annual Meeting will be held in a virtual meeting format only, on March 7, 2024 at 10:00 a.m., Eastern Time. You can virtually attend the live webcast of the Annual Meeting at www.meetnow.global/M9ZK6M5.

A proxy statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;

2.	the approval of the ESSA Bancorp, Inc. 2024 Equity Incentive Plan;

3.	the ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accountants for the fiscal year ending September 30, 2024; and

4.	an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

such other business as may properly come before the Annual Meeting, and any adjournments or postponement thereof.

The Board of Directors is not aware of any other such business. Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on January 12, 2024 are the stockholders entitled to vote at the Annual Meeting.

By Order of the Board of Directors
ESSA Bancorp, Inc.

Stroudsburg, Pennsylvania	Stephanie Lefferson
January 25, 2024	Corporate Secretary

It is important that your shares be represented and voted at the Annual Meeting. Stockholders whose shares are held in registered form have a choice of voting by proxy card, telephone or the Internet, as described on your proxy card. Stockholders whose shares are held in the name of a broker, bank or other holder of record must vote in the manner directed by such holder. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder of record attending the virtual Annual Meeting may withdraw his or her proxy and vote at the virtual Annual Meeting on any matter properly brought before the Annual Meeting. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote at the virtual Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on March 7, 2024: This Proxy Statement, proxy card and ESSA Bancorp, Inc.’s 2023 Annual Report to Stockholders are each available at www.essabank.com/proxy.

i

ESSA BANCORP, INC.

PROXY STATEMENT FOR THE

2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 7, 2024

GENERAL INFORMATION

This Proxy Statement and accompanying proxy card and the 2023 Annual Report to Stockholders are being furnished to the stockholders of ESSA Bancorp, Inc. (sometimes referred to as “ESSA Bancorp” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of ESSA Bancorp, for use at the 2024 Annual Meeting of Stockholders. This year’s Annual Meeting will be held in a virtual meeting format only, on March 7, 2024, at 10:00 a.m., Eastern Time. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated January 25, 2024 and is first being mailed to stockholders on or about January 25, 2024.

The 2024 Annual Meeting of Stockholders

Date, Time and Place	The Annual Meeting of Stockholders will be held on March 7, 2024, at 10:00 a.m., Eastern Time, and will be a virtual meeting format only. You can virtually attend the live webcast of the Annual Meeting at www.meetnow.global/M9ZK6M5.

Record Date	January 12, 2024.

Shares Entitled to Vote	10,131,521 shares of ESSA Bancorp common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on the election of two directors; the approval of the ESSA Bancorp, Inc. 2024 Equity Incentive Plan; the ratification of the appointment of S.R. Snodgrass, P.C. as ESSA Bancorp’s independent registered public accountants for the fiscal year ending September 30, 2024; and the consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

Vote Required

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

The approval of the ESSA Bancorp, Inc. 2024 Equity Incentive Plan is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

The ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, a stockholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution.

Your Board of Directors Recommends a Vote in Favor of the Proposals	The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of ESSA Bancorp and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of the director nominees as well as each other matter to be considered.

ESSA Bancorp, Inc.	ESSA Bancorp, Inc., a Pennsylvania-chartered corporation, is the holding company for ESSA Bank & Trust, an FDIC-insured, Pennsylvania-chartered savings bank (the “Bank”) that has two regional offices in Allentown and Radnor, and operates 21 community offices throughout the greater Pocono, Lehigh Valley, Scranton/Wilkes-Barre and suburban Philadelphia areas. At September 30, 2023, ESSA Bancorp had total assets of $2.29 billion, net loans of $1.68 billion, deposits of $1.66 billion and stockholders’ equity of $219.7 million. Our principal executive offices are located at 200 Palmer Street, Stroudsburg, Pennsylvania 18360, and our telephone number is (855) 713-8001.

Who Can Vote

The Board of Directors has fixed January 12, 2024 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of ESSA Bancorp common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On January 12, 2024, 10,131,521 shares of ESSA Bancorp common stock were outstanding and held by approximately 1,610 holders of record. The presence virtually, at the Annual Meeting or by properly executed proxy, of the holders of a majority of the outstanding shares of ESSA Bancorp common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of ESSA Bancorp common stock outstanding on January 12, 2024 will be entitled to one vote for each share held of record. However, ESSA Bancorp’s Articles of Incorporation provide that stockholders of record who beneficially own in excess of 10% of the then-outstanding shares of common stock of ESSA Bancorp are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to vote on the election of two directors; the approval of the ESSA Bancorp, Inc. 2024 Equity Incentive Plan; to ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accountants for the fiscal year ending September 30, 2024; and to consider an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. ESSA Bancorp could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

You may vote your shares by completing and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope or you may vote at the virtual Annual Meeting. Alternatively, you may choose to vote your shares using the internet or telephone voting options explained on your proxy card. You should complete and return the proxy card accompanying this document, or vote using the internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend the virtual Annual Meeting. Where no instructions are indicated, validly executed proxies will be voted “FOR” the election of the two director nominees named on the Proxy Statement as well as “FOR” each other proposal set forth in this Proxy Statement for consideration at the Annual Meeting.

Stockholders whose shares are held in the name of a broker, bank or other holder of record must vote in the manner directed by such holder. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the proxy card in their best judgment.

How to Attend the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/M9ZK6M5. You also will be able to vote your shares online at the virtual Annual Meeting.

To participate in the Annual Meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you can access the virtual Annual Meeting as a guest, or if you would like to vote or ask a question at the virtual Annual Meeting, you must register in advance using the instructions below.

The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on March 7, 2024. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

How to Register to Attend the Virtual Annual Meeting

All stockholders can listen to the virtual Annual Meeting by signing onto the virtual Annual Meeting as a guest. However, if you wish to participate in the virtual Annual Meeting, you must sign on as a stockholder.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the virtual Annual Meeting. Please follow the instructions on the proxy card, notice or proxy material notification email that you received.

If you hold your shares through an intermediary, such as a bank or broker, and want to attend the virtual Annual Meeting (with the ability to ask a question and/or vote, if you choose to do so), you should submit proof of your proxy power (legal proxy) from your bank or broker reflecting your Company holdings along with your name and email address to Computershare by email to: legalproxy@computershare.com, or by mail to:

Computershare

ESSA Bancorp, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on March 1, 2024.

You will receive a confirmation of your registration by email after your registration materials have been received.

The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time on March 7, 2024. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Quorum and Vote Required

The presence virtually, at the Annual Meeting or by properly executed proxy, of the holders of a majority of the outstanding shares of ESSA Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “WITHHELD.” The approval of the ESSA Bancorp, Inc. 2024 Equity Incentive Plan is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, a stockholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on ESSA Bancorp or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on ESSA Bancorp or the Board of Directors. Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast.

Participants in the ESOP, 401(k) Plan and 2016 Equity Incentive Plan

If you participate in the ESSA Bank & Trust Employee Stock Ownership Plan (the “ESOP”) or if you hold ESSA Bancorp common stock through the ESSA Bank & Trust 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee will vote all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the ESSA Bancorp Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. Pursuant to the terms of the ESSA Bancorp 2016 Equity Incentive Plan, a participant is entitled to direct how to vote his or her non-vested restricted shares of ESSA Bancorp. The deadline for returning your voting instruction form is 9:00 a.m., Eastern Time on February 29, 2024.

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of ESSA Bancorp prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the internet or telephone voting options explained on the proxy card; or

•	voting at the virtual Annual Meeting; however, simply attending the virtual Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

Attention: Stephanie Lefferson, Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

ESSA Bancorp will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, ESSA Bancorp will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of ESSA Bancorp common stock and secure their voting instructions. ESSA Bancorp will reimburse such holders of record for their reasonable expenses in taking those actions. If necessary, ESSA Bancorp may also use several of its regular employees, who will not be separately compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Recommendation of the Board of Directors

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of ESSA Bancorp and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of the director nominees as well as each other matter to be considered.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission regarding such beneficial ownership. The following table sets forth, as of January 12, 2024, certain information as to the shares of the Company’s common stock owned by persons who beneficially own more than five percent of the Company’s outstanding shares of common stock. We know of no persons, except as listed below, who beneficially owned more than five percent of the outstanding shares of the Company’s common stock as of January 12, 2024. For purposes of the following table and the table included under the heading “Management,” in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of any shares of common stock (i) over which he or she has, or shares, directly or indirectly, voting or investment power or (ii) as to which he or she has the right to acquire beneficial ownership at any time within 60 days after January 12, 2024.

Name and Address of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding(1)
The ESSA Bank & Trust Employee Stock
Ownership Plan
TI-TRUST, Inc., Trustee
2900 North 23rd Street
Quincy, Illinois 62305	1,069,783	(2)	10.6%
FJ Capital Management, LLC
Financial Opportunity Fund LLC
Martin Friedman
1313 Dolley Madison Blvd, Ste 306
McLean, Virginia 22101	1,033,050	(3)	10.2%

(1)	Based on 10,131,521 shares of the ESSA Bancorp common stock outstanding as of January 12, 2024.
(2)

This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2023 by TI-TRUST, Inc., as Trustee on behalf of ESSA Bank & Trust Employee Stock Ownership Plan Trust. According to the filing, ESSA Bank & Trust Employee Stock Ownership Plan Trust had sole power to vote or direct 633,953 shares of the Company’s common stock.

(3)	This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2023.

The following table sets forth information about the shares of ESSA Bancorp common stock owned by each nominee for election as director, each incumbent director, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of January 12, 2024

Names	Position(s) held in the Company	Shares Owned Directly and Indirectly		Percent of Class(1)
	NOMINEES
Robert C. Selig, Jr.	Director	104,976		1.04%
Philip H. Hosbach, IV	Director	9,104		*	%
	CURRENT DIRECTORS NOT UP FOR REELECTION THIS YEAR
Joseph S. Durkin	Director	9,042		*	%
Christine D. Gordon	Director	8,842		*	%
Daniel J. Henning	Director	63,532		*	%
Gary S. Olson	Director, President and Chief Executive Officer	132,462	(2)	1.31%
Tina Q. Richardson	Director	4,322		*	%
Carolyn P. Stennett	Director	4,322		*	%
Elizabeth B. Weekes	Director	35,692		*	%
	NAMED EXECUTIVES OFFICERS WHO ARE NOT DIRECTORS
Peter A. Gray	Senior Executive Vice President, Chief Operating Officer	39,970	(3)	*	%
Charles D. Hangen	Executive Vice President, Chief Risk Officer	49,261	(4)	*	%
All directors and executive officers as a group (11 persons)		757,676		7.48%

*	Less than 1%.
(1)	Based upon 10,131,521 shares outstanding as of January 12, 2024. Includes restricted stock awards.
(2)	Includes 266 shares held by Mr. Olson’s spouse’s IRAs, 43,305 shares held by Mr. Olson’s IRA and 14,172 shares held in Mr. Olson’s Employee Stock Ownership Plan account.
(3)	Includes 1,931 shares held by Mr. Gray’s IRA, 4,104 shares held in Mr. Gray’s Employee Stock Ownership Plan account and 2,800 shares held by Mr. Gray’s 401(k).
(4)	Includes 9,859 shares held by Mr. Hangen’s IRA, 8,854 shares held in Mr. Hangen’s Employee Stock Ownership Plan account and 5,087 shares held by Mr. Hangen’s spouse’s IRA account.

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors currently consists of nine (9) members and is divided into three classes, with one class of directors elected each year.

The Board of Directors has nominated Robert C. Selig, Jr. for election as a director for a one-year term to expire in 2025 and Philip H. Hosbach, IV for election as a director for a three-year term to expire in 2027.

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for at least five years unless otherwise stated. Each existing director is also a director of ESSA Bank & Trust.

All of the nominees and directors continuing in office are or were long-time residents of the communities served by ESSA Bancorp and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in ESSA Bancorp’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, ESSA Bancorp believes that the local knowledge and experience of its directors assists ESSA Bancorp in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides ESSA Bancorp with greater business development opportunities.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting “FOR” the election of the nominees. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Directors and Executive Officers

Following is the business experience for the past five years of each of the Company’s directors and executive officers with their ages as of September 30, 2023.

Nominee for Director for a Term of One Year

Robert C. Selig, Jr., age 75, has served as President of Selig Construction Company since 1972. Selig Construction Company focuses on its landscape and nursery business. Mr. Selig is a graduate of West Side Area Vocational/Technical School. Mr. Selig has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1990. Mr. Selig’s experience as a local businessman focusing on real estate matters is of great value to the Board of Directors.

Nominee for Director for a Term of Three Years

Philip H. Hosbach, IV, age 61, is a retired executive from Sanofi Pasteur where he was Vice President, Global Public Affairs for Vaccines. He is currently an independent consultant working with pharmaceutical and healthcare companies. His prior roles with Sanofi Pasteur included Vice President, New Products and Immunization Policy and Vice President, US Vaccine Public Affairs. He was also a member of Sanofi Pasteur’s board of directors and executive committee. Mr. Hosbach was previously a director of the Company from 2014 to 2016 at which time he resigned following his acceptance of a career assignment overseas. Mr. Hosbach was reappointed to the Board in 2018. Mr. Hosbach is a respected senior leader with over 31 years of experience, holding executive positions in clinical research, research and development, advocacy, government relations, and commercial operations, including marketing and sales. His interdisciplinary expertise ranges in public affairs, global corporate governance, public policy, and U.S. federal and state government relations. Mr. Hosbach’s significant government relations, marketing and sales experience are of great benefit to the Board of Directors.

Terms to Expire Fiscal Year 2025

Gary S. Olson, age 69, has been President and Chief Executive Officer of ESSA Bank & Trust since 2000. Mr. Olson began his career at ESSA Bank & Trust in 1977. Mr. Olson is a graduate of East Stroudsburg University. Mr. Olson has been a director of the Company since its inception and a director of ESSA Bank & Trust since 2000. Mr. Olson’s extensive banking experience and knowledge of local markets enhance the breadth of experience of the Board of Directors.

Joseph S. Durkin, age 64, is Executive Vice President of Reilly Associates, a firm established in 1930 and headquartered in Pittston, Pennsylvania which provides engineering, environmental, and surveying services to clients. He has overseen engineering projects throughout Pennsylvania and New York. He has provided guidance for project management, engineering, finance, and scheduling among numerous other activities. Mr. Durkin previously held analytical positions with Rohm and Haas Company, FMC

Corporation and Chevron Research Company, and is a partner in Northeast Infrastructure LLC, a service-disabled veteran owned small business, which provides project development services. He holds a Bachelor of Science in engineering from Princeton University and an MBA from the University of Chicago and is active in numerous local philanthropic and professional organizations. Mr. Durkin’s extensive business experience is of significant benefit to the Board and led to his appointment to the Board of Directors in 2016.

Christine D. Gordon, age 47, is Vice President, Chief Compliance Officer at Olympus Corporation of the Americas. She is responsible for overseeing Olympus’ Compliance program across all business groups in the Americas. She formerly spent seven years in public service as an Assistant District Attorney in the City of Philadelphia. Ms. Gordon earned her Bachelor of Arts degree from Lehigh University, holds a law degree from Villanova University, and is a member of the Pennsylvania Bar. Ms. Gordon’s experience as an attorney and a compliance officer provide a unique perspective to the Board and led to her appointment to the Board of Directors in 2016.

Carolyn P. Stennett, age 57, is Vice President, Human Resources at Victaulic Company. She leads their global human resources team and is responsible for all aspects of Victaulic’s people strategy that supports Victaulic’s strategic growth and corporate objectives. She was formerly the deputy director and general counsel for the National Head Start Association and assistant general counsel for United Technologies Corporation. Ms. Stennett received her B.S. in chemistry from Howard University, Master of Public Administration from Harvard University Kennedy School and J.D. from Boston College Law School. She currently serves on the board of trustees for the Allentown Art Museum, Cedar Crest College and Lehigh Valley Economic Development Corporation. Ms. Stennett resides in Allentown, PA. Ms. Stennett’s experience as an attorney and as a human resource professional will provide significant benefit and perspective to the Board and led to her appointment to the Board of Directors in December of 2020.

Terms to Expire Fiscal Year 2026

Daniel J. Henning, age 71, is the owner of A. C. Henning Enterprises, Inc., builder developers of multi-family and commercial projects in the Pocono area. Mr. Henning is also a partner in AMD/Henning Leasing a family real estate holding partnership. He has previously served on several public authorities in Monroe County. Mr. Henning has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1995. Mr. Henning’s experience as a real estate developer and a local business owner led to his appointment to the Board of Directors in 1995.

Elizabeth B. Weekes, age 64, has been a partner in the law firm Bensinger and Weekes, P.A. since 1987. Ms. Weekes’s practice focuses on real estate, civil litigation, domestic relations, banking, municipalities and estates. Ms. Weekes is a graduate of Colgate University and Dickinson School of Law. Ms. Weekes has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1998. Ms. Weekes’s experience as a real estate attorney provides a unique perspective to the Board of Directors.

Dr. Tina Q. Richardson, age 60, is Chancellor of Penn State University’s Lehigh Valley campus. As Chancellor of the campus, she is responsible for all managerial decisions related to strategic planning, academics, student experiences, financial resource management and facilities management. She was formerly associate dean of academic affairs at Drexel University School of Education and served twenty years as a faculty member at Lehigh University. Dr. Richardson received her bachelor’s degree in psychology and master’s and doctorate in counseling psychology from the University of Maryland. She currently serves on the board of directors for Good Shepard Rehabilitation Network and Good Shepherd Penn Partners, Greater Lehigh Valley Chamber of Commerce, Lehigh Valley Economic Development Corporation, and Lehigh Valley Partnership. Dr. Richardson resides in Bethlehem, PA. Dr. Richardson’s experience with institutional governance, education and the Lehigh Valley community will provide significant benefit and perspective to the Board of Directors and led to her appointment to the Board of Directors in December 2020.

Executive Officers of ESSA Bank & Trust Who Are Not Also Directors

Allan A. Muto, age 63, has been the Executive Vice President and Chief Financial Officer of ESSA Bank & Trust since January 2006. Prior to that, Mr. Muto served as Executive Vice President, Chief Operating Officer beginning in 2001.

Charles D. Hangen, age 51, was appointed Executive Vice President and Chief Risk Officer, effective January 2022. Prior to that, Mr. Hangen was Executive Vice President, Chief Operating Officer since May 2017. In August 2015, Mr. Hangen was appointed Senior Vice President, Chief Operating Officer. Prior to that, Mr. Hangen served as Senior Vice President, Lending Services Division beginning in 2014. Mr. Hangen joined ESSA Bank & Trust as Vice President, Credit Administration in August 2012. Previously, Mr. Hangen served as Vice President of Lending for First Star Bank from 2004 through August 2012.

Thomas J. Grayuski, age 62, was appointed Senior Vice President, Chief Human Resource Officer, effective January 2022. Prior to that Mr. Grayuski was Senior Vice President, Human Resources Services Division since May 2017. Mr. Grayuski served as Vice President, Human Resources Services Division beginning in 2000 and joined ESSA Bank & Trust in 1996.

Peter A. Gray, age 59, was appointed Senior Executive Vice President, Chief Operating Officer, effective January 2022. Prior to that, Mr. Gray was Executive Vice President, Chief Banking Officer since December 2017. Mr. Gray joined the Bank in March of 2017 as an Executive Vice President, Director of Strategic Initiatives. Previously, Mr. Gray served in various executive positions at National Penn Bank in Allentown as well as at other financial institutions.

Corporate Governance and Code of Ethics and Business Conduct

ESSA Bancorp is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

The Board has adopted a code of ethics for the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The code of ethics is available on the Company’s website at www.essabank.com. Amendments to and waivers from the code of ethics are disclosed on the Company’s website.

Director Independence

The Board has determined that, except for Mr. Olson, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and the Company’s corporate governance policies. Mr. Olson is not considered independent as he is an executive officer of the Company. There were no transactions that the Board of Directors needed to review that are not required to be reported under “— Transactions with Certain Related Persons” that would bear in the determination of the independence of the directors.

Our Board of Directors is currently chaired by Mr. Selig, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of ESSA Bancorp and ESSA Bank & Trust, and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in the oversight of risks that could affect ESSA Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding such committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within ESSA Bancorp. Risks relating to the direct operations of ESSA Bank & Trust are further overseen by the Board of Directors of ESSA Bank & Trust, which consists of the same individuals who serve on the Board of Directors of ESSA Bancorp.

Board Meetings and Committees

The Board of Directors of ESSA Bancorp met twelve times during the fiscal year ended September 30, 2023. No director attended fewer than 75% of the aggregate of the total number of Board meetings and committee meetings on which he or she served (during the period in which he or she served) that were held during the fiscal year ended September 30, 2023. Executive sessions of the independent directors are conducted on a regular basis. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged. Five of the nine directors in office as of the 2023 Annual Meeting of Stockholders attended that Annual Meeting.

The Company has three standing Board committees: Compensation; Nominating and Corporate Governance; and Audit.

Compensation Committee

The Compensation Committee consists of three independent directors: Ms. Weekes (Chair), Ms. Stennett and Mr. Hosbach. Responsibilities of the Compensation Committee include reviewing the overall compensation philosophy of ESSA Bancorp, evaluating the performance of the President and Chief Executive Officer, determining the salaries and other forms of compensation to be paid to the President and Chief Executive Officer and those executive officers who report directly to the President and Chief Executive Officer, review of directors’ compensation and administration of management compensation plans including approval of goals associated with the variable compensation plans.

None of the members of the Compensation Committee was an officer or employee of ESSA Bancorp or ESSA Bank & Trust during the fiscal year ended September 30, 2023 or is a former officer of ESSA Bancorp or ESSA Bank & Trust. Each member of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. Our Compensation Committee operates under a written charter, adopted by the Board of Directors, which is available at our website at www.essabank.com. This charter is reviewed and, if warranted, revised annually. The Compensation Committee met two times during the fiscal year ended September 30, 2023.

Analysis of Compensation Risk. In setting compensation, the Compensation Committee also considers the risks to ESSA’s stockholders that may be inherent in the compensation program and to the achievement of our goals. Based on its review, the Compensation Committee believes our compensation programs represent an appropriate balance of short-term and long-term compensation and do not encourage executive officers or other employees to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee review also considered our internal controls, policies and risk-mitigating components in our incentive arrangements currently in place.

We considered the following elements, among others, of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:

•	we set performance goals that we believe are reasonable but challenging in light of past performance and market conditions;

•	we have a balance between long-term and short-term compensation, variable and fixed pay, and cash and equity with a weighting of components that is similar to our peers; and

•

our executive stock ownership guidelines require our executives to hold certain levels of stock which aligns an appropriate portion of their personal wealth to the long-term performance of the Company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Henning (Chair), Durkin and Hosbach and Ms. Weekes. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring that the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Nominating and Corporate Governance Committee operates under a written charter, adopted by the Board of Directors, which is available at our website at www.essabank.com, and each member of the Nominating and Corporate Governance Committee is independent under the listing standards of the NASDAQ Stock Market. This charter is reviewed and, if warranted, revised annually. The Nominating and Corporate Governance Committee met once during the fiscal year ended September 30, 2023.

The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities; and

•

is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” in accordance with the listing standards of the NASDAQ Stock Market, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an “audit committee financial expert.”

The Committee does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Committee recognizes that diversity in professional and life experiences may include consideration of gender, race, or national origin, in identifying individuals who possess the qualifications that the Committee believes are important to be represented on the Board.

Procedures for the Nomination of Directors by Stockholders

In addition to submitting candidates to the Board for consideration, a stockholder may nominate candidates for election as directors in accordance with Article 3.12 of the Company’s bylaws. Such stockholder’s notice shall set forth the following:

•	the name, age, business address and residence address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•	the principal occupation or employment of the stockholder submitting the notice and of each person being nominated;

•	the class and number of shares of the Company’s stock which are beneficially owned by the stockholder submitting the notice;

•

a representation that the stockholder is and will continue to be a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•

such other information regarding the stockholder submitting the notice, each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

•	the consent of each nominee to serve as a director of the Company if so elected.

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Chair of the Nominating and Corporate Governance Committee at ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, Pennsylvania 18360. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chair will:

•	forward the communication to the director(s) to whom it is addressed;

•	handle the inquiry directly, for example, where it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chair of the Nominating and Corporate Governance Committee shall present a summary of all communications received since the last meeting and make those communications available to the directors upon request.

Audit Committee

The Audit Committee currently consists of Mr. Durkin (Chair), Ms. Richardson and Ms. Gordon. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market and under Securities and Exchange Commission Rule 10A-3. The Board of Directors determined that Mr. Durkin qualified as an “audit committee financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The Audit Committee met four times during the fiscal year ended September 30, 2023.

Our Audit Committee operates under a written charter, which is available at our website at www.essabank.com. The duties and responsibilities of the Audit Committee include, among other things:

•	overseeing the integrity of the Company’s financial statements;

•	overseeing the Company’s compliance with legal and regulatory requirements;

•	overseeing the independent registered public accountant’s qualifications and independence;

•	overseeing the performance of the Company’s internal audit function and independent registered public accountant; and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

The Audit Committee reports to the Board of Directors on its activities and findings.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accountants the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2023;

•

met with the Company’s CEO, CFO, internal auditors and the independent registered public accountants, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•

discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

•

received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, and discussed with the independent registered public accountants its independence from the Company; and

•	pre-approved all audit, audit related and other services to be provided by the independent registered public accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 be filed with the Securities and Exchange Commission.

The Audit Committee

Joseph S. Durkin (Chair)	Dr. Tina Q. Richardson	Christine D. Gordon

Transactions with Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by ESSA Bank & Trust to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. ESSA Bank & Trust is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made to executive officers under a benefit program maintained by ESSA Bank & Trust that is generally available to all other employees and that does not give preference to any executive officer over any other employee.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of our loans to our officers and directors and their related entities was $1.2 million at September 30, 2023. As of September 30, 2023, these loans were performing according to their original terms.

Set forth below is certain information as to loans made by ESSA Bank & Trust to certain of its directors and executive officers, or their affiliates, pursuant to the loan program disclosed above, whose aggregate indebtedness to ESSA Bank & Trust exceeded $120,000 at any time since October 1, 2022. Unless otherwise indicated all of the loans are secured loans and all loans designated as residential loans are secured by the borrower’s principal place of residence.

Name of Individual	Loan Type	Date Originated	Original Loan Amount	Highest Balance Since October 1, 2022	Balance on September 30, 2023	Interest Rate
Gary S. Olson	Conventional Mortgage	2/11/22	$607,000	$600,550	$587,371	2.85%
Charles D. Hangen	Conventional Mortgage	6/7/12	$352,500	$245,019	$229,272	2.50%
	Line of Credit	6/1/17	$30,000	$—	$—	Prime minus 0.25%
Robert C. Selig	Convention Mortgage	3/11/22	$192,000	$190,205	$186,517	3.60%
	Commercial Line of Credit (1)	12/10/09	$125,000	$—	$—	Prime

(1)	Closed October 19, 2023.

Employee, Officer and Director Hedging

The Board has adopted a policy that prohibits a director or executive officer from entering into any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of the ESSA Bancorp common stock would affect the value of the shares of ESSA Bancorp common stock owned by the executive officer or director. This policy provides that examples of prohibited hedging transactions include (i) short sales of the ESSA Bancorp common stock (the practice of selling a security borrowed from another), (ii) buying put options or selling call options relating to the ESSA Bancorp common stock, (iii) selling security futures contracts relating to ESSA Bancorp common stock, (iv) entering into prepaid variable forward sale contracts, equity swaps, or zero cost collars relating to the ESSA Bancorp common stock, and (v) contributing ESSA Bancorp common stock to an exchange fund in exchange for an interest in the fund. Under the policy, executive officers and directors also are prohibited to pledge, hypothecate, or otherwise encumber shares of the ESSA Bancorp common stock as collateral for indebtedness, including holding such shares in a margin account.

ESSA Bancorp does not have anti-hedging policies or procedures that are applicable to its employees who are not executive officers and as such, hedging transactions by non-executive employees are not prohibited.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that ESSA Bancorp specifically incorporates this information by reference.

CORPORATE CITIZENSHIP AND COMMUNITY INVOLVEMENT

The Company has a long history of being a good corporate citizen. The Bank participates in several private/public partnerships – programs that provide loans and financial education to participants who are re-entering society, that fund mental health services in low-income communities, and that help those in pursuit of home ownership in underserved communities. Our employees volunteered their time and expertise in many areas of community service. The Bank continued its practice of corporate contributions to community organizations while the ESSA Bank & Trust Foundation awarded grants totaling $3.7 million to community organizations throughout our markets.

COMPENSATION MATTERS

Compensation Committee

As one of its key responsibilities, our Compensation Committee determines the salaries and other forms of compensation to be paid each year to the President and Chief Executive Officer and those executive officers who report directly to the President and Chief Executive Officer. The Compensation Committee currently consists of Ms. Weekes (Chair), Ms. Stennett and Mr. Hosbach. None of these individuals was an officer or employee of ESSA Bancorp or ESSA Bank & Trust during the fiscal year ended September 30, 2023, or is a former officer of ESSA Bancorp or ESSA Bank & Trust.

We provide our stockholders with an annual opportunity to provide an advisory vote FOR or AGAINST the compensation of our Named Executive Officers (collectively, the “NEOs” or “Named Executive Officers”). At last year’s annual meeting, a majority of our stockholders voted in favor of the compensation of our NEOs with approximately 92% of the votes cast approving the “say on pay” proposal. Although the say on pay vote is advisory in nature and is not binding on our Board, the Compensation Committee is committed to understanding our stockholder views on our compensation program and seriously considers the outcome of the vote when making executive compensation decisions. We have worked and will continue to work with outside independent advisors to ensure our programs follow best practices, are market competitive, and support the best interests of ESSA Bancorp, ESSA Bank & Trust, and our stockholders.

Executive Summary

The Company delivered another year of strong financial performance and shareholder value in fiscal 2023. We stayed on course against a backdrop of higher interest rates, regional bank failures, worries of a serious recession, and inflationary pressures. The Company’s positive results reflected disciplined risk management, expense control and balance sheet vigilance. We emphasized high levels of liquidity, capital strength and asset quality while maximizing loan and deposit growth.

Company Performance. For the fiscal year ended September 30, 2023:

•

The Company reported net income of $18.6 million, or $1.91 per diluted share for the fiscal year ended September 30, 2023 compared to $20.1 million or $2.06 per diluted share for the fiscal year ended September 30, 2022.

•	The Company’s net interest margin was 3.24% for the year ended September 30, 2023 compared to 3.38% for the year ended September 30, 2022.

•	The Company’s efficiency ratio was 65.5% for fiscal year 2023 compared to 62.86% for fiscal year 2022.

•

The Company’s return on average assets and return on average equity, both important drivers for 2023 executive compensation payments, respectively, were 0.92% and 8.46% for the 2023 fiscal period compared to 1.08% and 9.47% for the prior fiscal year.

•	Total assets were $2.29 billion at September 30, 2023 and $1.86 billion at September 30, 2022 primarily reflecting growth in loans receivable.

•

Total net loans at September 30, 2023 were $1.68 billion, up 17.1% from $1.44 billion a year earlier, reflecting strong originations in commercial real estate, residential mortgage and home equity loans, together with slowing prepayment speeds due to higher interest rates.

•

Lending activity was highlighted by 21.1% growth in commercial real estate loans to $822.0 million at September 30, 2023, from $678.8 million at September 30, 2022. During the same period, the residential mortgage portfolio increased 14.4% to $713.3 million from $623.4 million.

•

Asset quality remained strong, with a ratio of nonperforming assets to total assets of 0.63% at September 30, 2023, compared to 0.81% at September 30, 2022. The allowance for loan losses to total loans was 1.09 at September 30, 2023, compared to 1.27% at September 30, 2022, respectively.

•

Total deposits were $1.66 billion at September 30, 2023, with lower-cost core deposits comprising 69.7% of total deposits, compared to $1.38 billion at September 30, 2022, with core deposits comprising 90.3% of total deposits.

•

Total stockholders’ equity increased to $219.7 million at September 30, 2023, compared with $212.3 million at September 30, 2022. Tangible book value per share at September 30, 2023, rose to $19.80 from $19.12 at September 30, 2022.

2023 Compensation Decisions. Considering numerous factors including the Company’s performance, performance of individual executives, the external market and a variety of internal factors the following compensation actions were taken for the fiscal year ended September 30, 2023:

•

Approved 2023 base salary increases of 5.0% for Mr. Olson, 3.0% for Mr. Hangen, and 4.5% for Mr. Gray, effective at the beginning of the Company’s fiscal 2023 year to reflect performance and achieve better alignment with its peers.

•

Approved 2024 base salary increases of 3.5% for Mr. Olson, 2.5% for Mr. Hangen, and 3.0% for Mr. Gray effective at the beginning of the Company’s fiscal 2024 year to reflect performance and achieve better alignment with peers.

•	Executive/Management Annual Incentive Plan:

•

Approved the fiscal year 2024 Executive/Management Annual Incentive Plan metric – actual ROA achievement relative to the Company’s budgeted goal. This plan metric is unchanged from 2023, however, the target payout was decreased by 5% across all grade levels.

•

Based on the Company’s fiscal 2023 ROA performance of 0.92% vs. a goal of 0.95%, it was determined that the Executive/Management Annual Incentive Plan fiscal year 2023 payment would be at 96.8% of the Plan’s target payment.

•	Long-Term Incentive Plan

•

Approved the fiscal year 2024 Long-Term Incentive Plan metrics with no change from the prior year achievement of ROE (weighted 65% of total goal) and Efficiency Ratio (weighted 35% of total goal) goals relative to budgeted goals.

•

Based on the Company’s fiscal year 2023 performance, it was determined that the Long-Term Incentive Plan fiscal year 2023 payout would be at 116% of the Plans’ target payout based upon ROE of 8.46% vs. performance target 7.96% and Efficiency Ratio of 65.5% vs. performance target of 66.46%.

•

Approved staff year-end discretionary bonus of 8.0% based upon the Bank’s consolidated net income of $18.6 million for the year ending September 30, 2023 to be allocated to employees based upon management’s recommendation.

Governance Practices & Policies

Our pay practices emphasize good governance and market practice.

We do	We do not

✓ Place significant emphasis on variable compensation, which includes cash and equity awards that are entirely dependent on the achievement of financial goals	× Offer compensation-related tax gross-ups including Section 280G gross-ups

✓ Use performance-related long-term compensation	× Have any excessive perquisites

✓ Have stock ownership requirements for executives and directors	× Re-price stock options

✓ Have an executive compensation clawback policy to ensure accountability	× Have single-trigger equity vesting

✓ Have an independent compensation consultant advising the Compensation Committee	× Allow hedging of Company stock

✓ Responsibly manage the use of equity compensation	× Allow pledging of Company stock

✓ Conduct periodic compensation risk reviews to ensure our programs do not motivate employees to take unnecessary risk	× Have single-trigger severance provisions in NEO employment agreements

✓ Have double-trigger equity vesting

✓ Have double-trigger severance provisions in NEO employment agreements

Executive Compensation Objectives and Philosophy

The primary objectives of the Company’s executive compensation program are the following:

•	Institute pay programs that align executive interests with stockholder value creation.

•	Align compensation with the external market to support the Company’s ability to attract, motivate and retain key executive talent.

•	Link pay and performance.

•	Balance risk and reward in order to mitigate unnecessary risk to the Company by avoiding certain compensation practices that may incentivize risk.

•	Be appropriate (equitable) from both an internal (company) and external (market) perspective.

To achieve these objectives, the Company has structured the NEO compensation program in the following manner:

•	Salary levels and merit increases that reflect position responsibilities, competitive market rates, strategic importance of the position and individual performance.

•

Annual cash incentive (i.e., bonus) payments that are based on the Company’s annual financial performance, as approved by the Compensation Committee, and achievement of certain strategic non-financial performance objectives. The Compensation Committee has the discretion to take into consideration extraordinary items that affect income gain, expense or loss and other factors it may deem relevant.

•

Long-term equity-based incentives that reward outstanding performance with incentives that focus our management team on creating stockholder value over the long term. By increasing the equity holdings of our NEOs, we provide them with a continuing stake in our long-term success. Performance-based targets were set for determining the size of a portion of the grants of restricted stock made for the fiscal year, coupled with a four-year vesting schedule for such awards.

•

Benefit programs that provide all of our employees, including the NEOs, with access to health and welfare benefits. All of our employees are also eligible to participate in retirement plans sponsored by the Company. Our benefit programs are designed to be competitive with our peers. To support these objectives, our total compensation (sum of base salary, annual incentive, long-term incentives) and benefits package for our NEOs are generally positioned around median competitive levels for commensurate performance, taking into account the relative responsibilities of our NEOs. Actual total compensation in any given year may be above or below the target level and market median, based on individual and corporate performance.

Compensation Decision Process

The Compensation Committee is responsible for establishing and overseeing the executive compensation program, annually reviewing and approving the compensation of the CEO and reviewing and approving the CEO’s recommendations regarding the compensation of the other NEOs. The Compensation Committee considers external market data when determining changes in compensation of the NEOs, and weighs a variety of different factors in its deliberations, including the performance of each executive, the overall performance of the Bank, the Bank’s executive compensation philosophy and the relative position of current pay to the external market data.

The CEO does not play any role in the Compensation Committee’s determination of his own pay. When appropriate, the Compensation Committee meets in executive session absent the CEO. The Compensation Committee does, however, solicit input from the CEO concerning the performance and compensation of the other NEOs. The CEO bases his recommendations on his assessment of each individual’s performance, external market pay practices, retention risk and the Company’s overall pay philosophy. All NEO compensation decisions are ultimately made by the Compensation Committee.

Role of Compensation Consultant

The Compensation Committee engaged the services of Herbein HR Consulting (formerly Mosteller & Associates) to serve as an independent compensation consultant to assist it in evaluating executive compensation programs and in making determinations regarding executive officer compensation. The independent compensation consultant reports directly to the Compensation Committee and is available to advise the Compensation Committee. In addition to providing executive compensation consulting to the Compensation Committee, the consultant provided limited associated services to the Company. This work was done with the prior knowledge and approval of the Compensation Committee and was not in conflict with the services provided to the Committee. The independent compensation consultant has certified to the Compensation Committee that they are “independent” within the meaning of applicable laws, regulations and stock exchange requirements.

Assessing Competitive Practice (Peer Groups)

In order to ensure that the Company is providing a competitive executive compensation program that will attract and retain key executive talent, the Company conducts a market-based compensation analysis annually. The Company conducts this market analysis with the assistance of our independent compensation consultant using two types of market data:

•

Peer group data: The Compensation Committee used the pay levels and compensation practices of a 22-company peer group to guide decisions regarding pay levels for fiscal year 2023, as determined with the assistance of the independent compensation consultant. This peer group includes companies similar in asset size, geographic region and within the same industry as the Company.

•

Survey data: The Compensation Committee also considered third-party compensation data surveys that focused on banks that were similar to the Company in asset size and geographic region since we believe that our most direct competitors for executive talent are not necessarily limited to the companies included in our peer group. The Compensation Committee does not materially rely upon data from any individual company participating in any of the surveys in making compensation decisions.

Elements of the Compensation Package and 2023 Pay Outcomes

Our total compensation package primarily consists of base salaries, annual incentives and long-term incentives. We also provide modest but competitive benefits available to all employees in addition to limited retirement benefits.

Base Salaries. Executive officer base salary levels are evaluated by the Compensation Committee on an annual basis. The Compensation Committee takes into consideration the NEO’s performance and contribution to the long-term goals of the Company, leadership, operational effectiveness and experience in the industry, overall competitiveness with market levels, as well as recent operating results, performance targets and other relevant factors.

Fiscal Year 2023 Base Salaries

The Committee approved 2023 base salary increases of 5.0% for Mr. Olson, 3.0% for Mr. Hangen and 4.5% for Mr. Gray effective at the beginning of the Company’s fiscal 2023 year to reflect performance and achieve better alignment with its peers.

Name	2023 Salary	2022 Salary	Percent Change
Gary S. Olson	$561,856	$535,101	5.0%
Charles D. Hangen	$280,038	$271,882	3.0%
Peter A. Gray	$326,190	$312,143	4.5%

Fiscal Year 2024 Base Salaries

Base salaries for Named Executive Officers were increased for 2024. Mr. Olson received an annual base salary increase of $19,665 (3.5%) which was effective beginning in the Company’s fiscal 2024 year. Mr. Hangen received an annual base salary increase of $7,001 (2.5%) which was effective beginning in the Company’s fiscal 2024 year. Mr. Gray received base salary increases of $9,786 (3.0%) which was effective beginning in the Company’s fiscal 2024 year.

Annual Incentives. The ESSA Bank & Trust Executive/Management Annual Incentive Plan is a cash bonus plan designed to motivate and reward participants, including the NEOs, for their contribution to the Company and for achieving annual financial goals. The Compensation Committee established bonus targets for each NEO as a percentage of base salary. For 2023, actual bonuses were paid out at 96.84% of target as follows:

Name	Target Bonus %	Actual Bonus as % of Base Salary	Actual Bonus Paid in Cash
Gary S. Olson	50%	48.42%	$271,552
Charles D. Hangen	45%	43.58%	$121,904
Peter A. Gray	45%	43.58%	$141,918

The Company’s Executive/Management Annual Incentive Plan is a formulaic annual incentive plan based on the Company’s achievement of ROA goals relative to the Company’s budgeted ROA goals. The Company achieved an ROA of 0.92% for the fiscal year ended September 30, 2023 compared to a budgeted goal of 0.95%.

Long-Term Incentive Compensation. To further align the Company’s compensation program with Company performance, the Company utilizes performance-based restricted stock awards to NEOs in combination with time-based restricted stock awards. The value of the long-term grants for 2023 was determined based on a number of factors, including the level of the executive’s responsibilities, competitive market practice and the executive’s performance leading up to the date of the grant. The 2023 long-term grants were split into two components:

•

50% of the award value is granted in the form of time-based restricted stock, 25% of which vested at the end of fiscal year 2023, with an additional 25% vesting annually on September 30, 2024, 2025 and 2026, respectively. At each vesting date, awards are issued as Company common stock. The primary objectives of the time-based restricted stock award are to reward employee contributions, align each participant’s financial interests with the long-term interests of the Company’s stockholders, and encourage continued employment (retention) with the Company.

•

Beginning in 2020, 50% of the award value is granted in the form of performance-based awards subject to achievement of performance criteria over a one-year performance period, 25% of which vested at the end of fiscal year 2023, with an additional 25% vesting annually on September 30, 2024, 2025 and 2026, respectively. At each vesting date, awards are settled in cash. Prior to 2020, 50% of the award value was granted in the form of performance-based restricted stock subject to achievement of performance criteria over a one-year performance period, 25% of which vested at the end of fiscal year in which the grant was made, with an additional 25% vesting annually on each of the subsequent three years. At each vesting date, awards are settled in cash.

•

Executives can earn between 0% and 150% of the performance-based award granted based upon the Company’s ROE and efficiency ratio performance over a one-year period (achievement will be interpolated between the various performance points described below), as adjusted by the Committee pursuant to the plan.

•

The primary objectives of the performance-based awards are to (i) reward the executive for the Company’s performance, (ii) align his or her financial interests with the long-term interests of the Company’s stockholders, and (iii) encourage the continued retention of the executive. This plan addresses the Company’s intent to incorporate a financial goal that was measurable and controllable by the Company’s management while acknowledging that multi-year performance goals are subject to changes in the market beyond the Company’s control.

•	All performance-based awards will be settled in cash.

•

65.0% of the performance target for the fiscal year ending September 30, 2023 was an ROE of 7.96% (which was set by the Board at the beginning of the fiscal year), with a threshold performance of 6.37% (80% of the target level) and a maximum performance of 9.95% (1.25% of the target level). 35% of the performance target for the fiscal year ending September 30, 2023 was an efficiency ratio of 66.46%, with a threshold performance of 67.46% and a maximum performance of 64.46%.

•

For the fiscal year 2023, the Company’s actual ROE was 8.46% and actual efficiency ratio was 65.51%. Based on the Company’s fiscal year 2023 performance, it was determined that the Long-Term Incentive Plan fiscal year 2023 payout would be 116.0% of the plan’s target payout.

Executives will forfeit any unvested restricted stock awards if their employment by the Company is terminated for any reason prior to vesting, except in the event of death, disability or involuntary termination following a change in control.

Other Compensation. While the majority of each NEO’s compensation packages are comprised of base salary, annual incentives and long-term incentives as discussed above, the Company does provide very limited benefits, which are discussed following our tabular disclosures on the pages that follow.

Other Compensation Policies and Guidelines

Stock Ownership Guidelines. To align the interests of the Company’s NEOs with the interests of the Company’s stockholders, the Company maintains stock ownership guidelines, where NEOs are required to own shares of common stock equal to a specified multiple of their annual base salary.

The applicable levels are as follows:

CEO	3x salary
CFO	2x salary
Other NEOs	1x salary

NEOs have five years from the date of hire to meet these ownership requirements. As of September 30, 2023, all NEOs were in compliance with the Company’s stock ownership guidelines.

Clawback Policy. The Company’s clawback policy sets forth a compensation recovery (“clawback”) policy with respect to certain incentive-based compensation that may be received by an executive officer, where such payment would be predicated upon achieving certain financial results that were subsequently the subject of a restatement of our financial statements, and a lower payment would have been made to the executive officer based upon the restated financial results. In such case, the Committee has the authority to seek to recover from the executive officer the amount by which such executive officer’s incentive-based payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results. The incentive-based compensation subject to clawback is the incentive-based compensation received during the three completed fiscal years immediately preceding an accounting restatement; provided that the individual served as an executive officer at any time during the performance period applicable to the incentive-based compensation.

Anti-Hedging and Pledging Policy

Please see the disclosure provided above under the section entitled “Employee, Officer and Director Hedging.”

Summary Compensation Table

The following table sets forth, for the fiscal years ended September 30, 2023 and 2022, certain information as to the total compensation paid to the Company’s President and Chief Executive Officer and the two other most highly compensated executive officers of the Company.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other compensation ($)		Total ($)
Gary S. Olson President and Chief Executive Officer	2023 2022	560,827 533,729	— —	100,000 100,006	387,552 543,266	— —	72,120 70,198	(4)	1,120,499 1,247,179
Peter A. Gray Senior Executive Vice President and Chief Operating Officer	2023 2022	325,650 311,161	— —	50,000 50,003	199,918 281,360	— —	50,547 49,668	(5)	626,115 692,192
Charles D. Hangen Executive Vice President, Chief Risk Officer	2023 2022	279,724 271,434	— —	50,000 50,003	179,904 254,949	— —	54,403 51,861	(6)	564,031 628,247

(1)

The amounts in this column reflect the aggregate grant date fair value of the restricted stock awards, subject to time-based vesting, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 12 to our audited financial statements for the fiscal year ended September 30, 2023 included in our Annual Report on Form 10-K.

(2)

For 2023, reflects the amount of $271,552, $141,918 and $121,904, respectively, paid to Messrs. Olson, Gray and Hangen, respectively, under the ESSA Bank & Trust Executive/Management Annual Incentive Plan and $116,000, $58,000 and $58,000, respectively, earned by Messrs. Olson, Gray and Hangen under the Long-Term Incentive Plan, of which only 25% of such amounts paid were paid to Messrs. Olson, Gray and Hangen in 2023. Amounts earned under the Long-Term Incentive Plan are subject to a vesting schedule, with 25% of the award vesting each year, commencing as of September 30, 2020. Accordingly, Messrs. Olson, Gray and Hangen were paid 25% or $29,000, $14,500 and $14,500, respectively, of the amount shown in the Summary Compensation Table in fiscal year 2023 and the remaining amounts will be paid subject to the conditions of the vesting schedule. There is no guarantee that the non-vested portions will be paid to the named executive officers. For additional information see the description of the plans above under “Annual Incentives.”

(3)	No “above-market earnings” were paid on deferred compensation.
(4)

Includes $27,098 for health insurance premiums; $434 for dental insurance premiums; $71 for vision insurance premiums; $11,628 for life insurance premiums and benefits; $1,313 for long term disability insurance premiums; $10,800 for automobile allowance; 401(k) match of $11,600 and $9,176 for dividends on unvested stock awards.

(5)

Includes $20,910 for health insurance premiums; $434 for dental insurance premiums; $71 for vision insurance premiums; $1,624 for life insurance premiums and benefits; $1,120 for long term disability insurance premiums; $10,200 for automobile allowance; 401(k) match of $11,600 and $4,588 for dividends on unvested stock awards.

(6)

Includes $27,098 for health insurance premiums; $434 for dental insurance premiums; $71 for vision insurance premiums; $1,666 for life insurance premiums and benefits; $1,068 for long term disability insurance premiums; $9,000 for automobile allowance; 401(k) match of $10,478 and $4,588 for dividends on unvested stock awards.

Outstanding Equity Awards at Fiscal Year-End. The following table sets forth information with respect to our outstanding equity awards as of September 30, 2023 for our Named Executive Officers.

		Outstanding Equity Awards at Fiscal Year End September 30, 2023
		Option Awards			Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) unexercisable/ Exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested ($)(1) (2)
Gary S. Olson, President and	10/1/20	—	—	—	2,041	30,635
Chief Executive Officer	10/1/21	—	—	—	3,005	45,105
	10/1/22	—	—	—	3,868	58,055
Peter A. Gray, Senior	10/1/20	—	—	—	1,020	15,318
Executive Vice President	10/1/21	—	—	—	1,503	22,553
and Chief Operating Officer	10/1/22	—	—	—	1,934	29,033
Charles D. Hangen,	10/1/20	—	—	—	1,020	15,318
Executive Vice President,	10/1/21	—	—	—	1,503	22,553
Chief Risk Officer	10/1/22	—	—	—	1,934	29,033

(1)	All restricted stock awards vest at a rate of 25% per year, with the first vesting commencing at the end of the fiscal year during which the grant was received.
(2)	Based on the market price of the Company’s common stock of $15.01 on September 30, 2023.

Other Benefit Plans and Agreements

Employment Agreements. ESSA Bancorp and ESSA Bank & Trust have entered into employment agreements with each of the Named Executive Officers. Under the agreements, as of September 30, 2023, the base salaries for Messrs. Olson, Gray and Hangen are $561,856, $326,190 and $280,038, respectively. Base salaries will be reviewed at least annually and may be increased, but not decreased (except for a decrease that is generally applicable to all employees). In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Each of the executives is entitled to severance payments and benefits in the event of his termination of employment under specified circumstances. In the event the executive’s employment is involuntarily terminated without cause or the executive voluntarily resigns for “Good Reason” (as defined in the applicable agreement), the executive would be entitled to a severance payment equal to three times the sum of the executive’s base salary and the highest bonus paid to the executive during the prior three years, payable in a lump sum within 30 days following the termination date, unless a 6-month delay in payment is required in order to comply with Internal Revenue Code Section 409A. In addition, the executive would be entitled, at ESSA Bancorp’s sole expense, to the continuation of life, medical, dental and vision coverage for 36 months after termination of the agreement. The executive would also receive a lump sum payment of the excess, if any, of the present value of the benefits he would be entitled to under the ESSA Bank & Trust’s defined benefit pension plan if the executive had continued working for 36 months over the present value of the benefits to which the executive is actually entitled as of the date of termination. In the event that the severance payment provisions of the employment agreement were triggered for one of the covered executives at September 30, 2023, the executive would be entitled to a cash severance benefit in the amount of approximately $3.1 million, $1.7 million and $1.5 million in the case of Messrs. Olson, Gray and Hangen, respectively.

If the executive’s employment is involuntarily terminated without cause or the executive voluntarily resigns for Good Reason within 24 months following a change in control, the executive would be entitled to the same severance and benefits described in the above paragraph; however, such payments may be reduced by the minimum amount necessary to result in no portion of the payments being non-deductible pursuant to Section 280G of the Internal Revenue Code and subject to an excise tax pursuant to Section 4999 of the Internal Revenue Code.

Upon termination of the executive’s employment other than in connection with a change in control, the executive agrees not to compete with ESSA Bancorp for one year following termination of employment within 50 miles of any existing branch of ESSA Bank & Trust or 50 miles of any office for which ESSA Bank & Trust or a subsidiary has filed an application for regulatory approval.

In the event the executive becomes disabled, ESSA Bancorp would continue to pay the executive his base salary for the longer of the remaining term of the agreement or one year, provided that any amount paid to the executive pursuant to any disability insurance would reduce the compensation the executive would receive and ESSA Bancorp would provide life insurance, medical, dental and vision coverage until the earlier of executive’s return to employment, age 65 or death. In the event that the disability benefit provisions of the employment agreement were triggered for one of the covered executives at September 30, 2023, the executive would be entitled to cash disability benefits in an amount up to approximately $1.7 million, $408,000 and $350,000 in the case of Messrs. Olson, Gray and Hangen, respectively. In the event the executive dies while employed by ESSA Bancorp, the executive’s estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical, dental and vision benefits for one year after the executive’s death. In the event that the death benefit provisions of the employment agreement were triggered for one of the covered executives at September 30, 2023, Messrs. Olson, Gray and Hangen’s beneficiaries would be entitled to a cash payment in the amount of approximately $590,000, $348,000 and $308,000, respectively.

Long-Term Incentive Plan. ESSA Bank & Trust maintains the ESSA Bank & Trust Performance Based Long-Term Incentive Plan for Executives and Management (“LTIP”), which provides for the grant of cash-settled performance based awards. Prior to the implementation of the LTIP, cash-settled performance based awards were granted under the 2016 Equity Incentive Plan. Upon adoption of the LTIP in December 2019, cash-settled awards are no longer granted under the 2016 Equity Incentive Plan. Consistent with past practice, the Compensation Committee determines the performance metrics and terms of the long-term incentive awards on an annual basis. Awards are subject to the achievement of performance criteria over a one-year performance period, payable over four years, and a participant must be employed as of the applicable payment date to receive a payment. At each payment date, awards are settled in cash and the awards under the LTIP are subject to the Company’s clawback policy.

Stock Award and Stock Option Program. Stockholders approved the ESSA Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Equity Plan”) on March 3, 2016. Under this plan, individuals may receive awards of Company common stock and grants of options to purchase Company common stock. The Compensation Committee believes that stock ownership provides a significant incentive in building stockholder value by further aligning the interests of our officers and employees with stockholders since such compensation is directly linked to the performance of the Company’s common stock. In addition, stock options and restricted stock awards granted to our Named Executive Officers generally vest over a four-year period, with accelerated vesting in the event of death, disability, involuntary termination of employment (other than for cause) of service following a change in control, thereby aiding retention.

Assuming that accelerated vesting occurred as of September 30, 2023 due to death, disability or an involuntary termination of employment (other than for cause) following a change in control, based on the closing price per share of Company common stock on that date, the value of a reasonable estimate of the awards made to the Named Executive Officers for the fiscal year which ended on September 30, 2023 would be as follows: Mr. Olson would receive $133,795 in value for accelerated restricted stock; Mr. Gray would receive $66,904 in value of accelerated restricted stock and Mr. Hangen would receive $66,904 in value for accelerated restricted stock.

401(k) Plan. ESSA Bank & Trust maintains a 401(k) plan for eligible employees. Employees may participate in the plan when they have attained age 21 and completed 60 days with at least 166 hours of service. Participants may make pre-tax salary deferrals to the plan not to exceed $23,000 (which is the 2024 limit; the limit is adjusted annually for IRS-announced cost-of-living increases), provided, however, that a participant over age 50 may contribute an additional $7,500 to the 401(k) plan. In addition to salary deferrals, the 401(k) plan provides that ESSA Bank & Trust will make an employer matching contribution equal to 100% of a participant’s salary deferral contribution, provided that such amount does not exceed 3% of a participant’s compensation, plus 50% of a participant’s salary deferral contribution that exceeds 3% but does not exceed 5% of a participant’s compensation earned during the plan year (for a total maximum employer matching contribution of 4% of a participant’s compensation). All contributions are 100% vested. Distributions will be made upon death, disability, termination of employment, or attainment of age 59-1/2. In addition to the other self-directed investment alternatives offered under the plan, participants are offered the opportunity to purchase stock in the Company. Benefits are paid in the form of lump sum.

Employee Stock Ownership Plan. ESSA Bank & Trust sponsors the ESSA Bank & Trust Employee Stock Ownership Plan for the benefit of its employees. Employees who are at least 21 years old with at least one year of service during which the employee has completed at least 1,000 hours of service with ESSA Bank & Trust are eligible to participate. As part of ESSA Bank & Trust’s 2007 stock offering, the Employee Stock Ownership Plan trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the common stock sold in the offering (1,358,472 shares). Collateral for the loan is the common stock purchased by the Employee Stock Ownership Plan. The loan will be repaid principally from ESSA Bank & Trust’s discretionary contributions to the Employee Stock Ownership Plan over a period of up to 30 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. Shares purchased by the Employee Stock Ownership Plan will be held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the Employee Stock Ownership Plan and shares released from the suspense account in an amount proportional to the repayment of the Employee Stock Ownership Plan loan will be allocated among Employee Stock Ownership Plan participants on the basis of compensation in the year of allocation. Participants will be 100% vested in benefits under the plan upon completion of three years of credited service. A participant’s interest in his or her account under the plan will also fully vest in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. ESSA Bank & Trust’s contributions to the Employee Stock Ownership Plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the Employee Stock Ownership Plan cannot be estimated. Pursuant to generally accepted accounting principles, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released or committed to be released from the suspense account.

Defined Benefit Pension Plan. ESSA Bank & Trust maintains an individually designed, tax-qualified defined benefit plan (the “Pension Plan”). ESSA Bank & Trust annually contributes an amount to the plan necessary to at least satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Effective February 28, 2017, ESSA Bank & Trust “froze” all future enrollments and benefit accruals under the Pension Plan.

Supplemental Executive Retirement Plan. ESSA Bank & Trust maintains a Supplemental Executive Retirement Plan (“Supplemental Retirement Plan”) for Mr. Olson.

The normal retirement benefit under the Supplemental Retirement Plan is an annual benefit equal to 70% of the executive’s highest average compensation (determined over a consecutive 5-year period within the last 10 years of employment) reduced by the sum of fifty percent of annual social security benefits, annualized benefits payable under ESSA Bank & Trust’s tax-qualified defined benefit pension plan, and the annualized employer contributions to ESSA Bank & Trust’s 401(k) Plan and ESOP. Mr. Olson is fully vested in the normal retirement benefit, and he is entitled to the present value of the normal retirement benefit, payable in a lump sum, following a termination of employment for a reason other than death or disability. If Mr. Olson terminates employment within two years following a change-in-control, the normal retirement benefit will also be paid in a lump sum. If Mr. Olson dies or becomes disabled while actively employed by us, the amount accrued under the Supplemental Retirement Plan as of the date of such death or disability will be paid to Mr. Olson (or his beneficiary in the event of death) in a lump sum. Lump sum payments are determined by assuming payments would otherwise be made for 16 years and using a discount rate that is discussed in Note 12 to the audited consolidated financial statements included in the Company’s 2024 Annual Report on Form 10-K.

If Mr. Olson’s employment terminated due to death, disability or change in control, respectively, on September 30, 2023, Mr. Olson, or his beneficiary, would be entitled to $2.6 million, $2.6 million and $2.6 million, respectively.

We recorded an expense of $391,000 for the Supplemental Retirement Plan during the fiscal year ended September 30, 2023.

Split Dollar Life Insurance Agreements. The Company has entered into split dollar life insurance agreements with Messrs. Olson and Hangen, among others. Under the agreements, if the executive dies while employed by the Company, the executive’s beneficiary will receive four times the executive’s base salary (five times for Mr. Olson) in a lump sum. The Company has purchased bank-owned life insurance policies to fund these obligations. The Summary Compensation Table includes the value of these benefits.

Director Compensation

Each of the individuals who serves as a director of ESSA Bancorp also serves as a director of ESSA Bank & Trust and each non-employee director earns director and committee fees in that capacity. Each non-employee director (except for the Chairman of the Board) is paid a fee of $2,000 per month for their service and $1,000 for each Board meeting attended. In addition, the Chairperson of a committee is paid $750 for each committee meeting attended and an annual retainer of $4,000 in the case of the Audit Committee Chairperson and $2,000 each in the case of the Chairpersons of the Compensation Committee and Nominating and Corporate Governance Committee. Committee members are paid $500 for each committee meeting attended. In lieu of the above-mentioned fees, the Chairman of the Board is paid an annual retainer of $60,000 and $1,500 for each Board meeting attended. The Chairman of the Board is not compensated for attendance at any committee meetings.

ESSA periodically reviews its non-employee director compensation programs relative to market practices. In fiscal year 2023, ESSA conducted this market analysis with the assistance of Herbein Consulting using pay levels and compensation practices of the same peer group used to benchmark pay for ESSA’s executive officers. Based on the review, Herbein | Mosteller HR Solutions found that ESSA’s non-employee director board retainers and fees were aligned with the peer group, although, in the absence of an equity pay component, there would be an overall director compensation gap. Based on a review of the peer group, the Compensation Committee granted each independent director a stock award of 1,352 shares of Company common stock in October 2022 in order to make overall director compensation more aligned with the peer group.

ESSA also has stock ownership guidelines for all non-employee directors. Under these ownership guidelines, directors are required to own shares of common stock equal to one and a half times the annual retainer paid to the directors. The annual retainer paid to non-employee directors (except for the Chairman of the Board) as of September 30, 2023 is $24,000. The annual retainer paid to the chair of the Nominating and Corporate Governance Committee as of September 30. 2023 is $26,000. The annual retainer paid to the chair of the Audit Committee as of September 30. 2023 is $28,000. New directors have five years to meet this requirement. As of September 30, 2023, all non-employee directors who have served as directors of the Company for five years or more have met this requirement.

The following table sets forth the total fees received by the non-management directors during the fiscal year ended September 30, 2023:

Name	Fees earned or paid in cash ($)	Stock Award Grants ($)	All other compensation(1)($)	Total ($)
Daniel J. Henning	40,750	25,000	312	66,062
Elizabeth B. Weekes	40,000	25,000	264	65,264
Robert C. Selig, Jr.	78,000	25,000	360	103,360
Philip H. Hosbach IV	37,500	25,000	203	62,703
Joseph S. Durkin	43,500	25,000	203	68,703
Christine D. Gordon	40,000	25,000	203	65,203
Carolyn P. Stennett	37,000	25,000	203	62,203
Tina Q. Richardson	36,000	25,000	203	61,203

(1)

For each director, other than Messrs. Durkin and Hosbach and Ms. Gordon, Ms. Richardson and Ms. Stennett, the Company maintains life insurance arrangements providing for a death benefit of $100,000. Amounts shown reflect the amount related to the life insurance arrangements and dividends on nonvested stock awards.

In October 2023, the Compensation Committee granted each independent director a stock award of 1,721 shares of Company common stock to further align director compensation.

Split Dollar Life Insurance Agreements. The Company entered into split dollar life insurance agreements with all of its directors except Messrs. Hosbach and Durkin and Ms. Gordon, Ms. Richardson and Ms. Stennett. Under the agreements, when the director dies, the director’s beneficiary will receive $100,000 in a lump sum. The Company has purchased bank-owned life insurance policies to fund these obligations. The Company also pays each director (other than Messrs. Hosbach and Durkin and Ms. Gordon, Ms. Richardson and Ms. Stennett) an annual cash bonus equal to the value of the taxes the director must pay on the imputed value of the life insurance coverage.

Pay Versus Performance

Pay Versus Performance Table. We are required by SEC rules to disclose the following information regarding compensation paid to our Named Executive Officers (“NEOs”) and regarding the relationship between “compensation actually paid” to our Principal Executive Officer (“PEO”) and to our Non-PEO NEOs and certain financial performance of the Company, including total shareholder return (“TSR”) and net income. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Income (in thousands) (6)
2023	$1,120,499	$1,040,099	$595,073	$554,878	$134.62	$18,576
2022	$1,247,199	$1,321,394	$660,220	$697,321	$167.81	$20,070

(1)	Our PEO for each year presented is Gary S. Olson.
(2)	The individuals comprising the Non-PEO NEOs for the year ended September 30, 2023 and September 30, 2022 are Peter A. Gray and Charles D. Hangen.
(3)

To calculate Compensation Actually Paid for the PEO, the following adjustments were made to Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown:

	Adjustments to PEO Compensation
	2023	2022
Summary Compensation Table Total	$1,120,499	$1,247,199
Minus Equity Awards from Summary Compensation Table	(100,000)	(100,006)
Plus Year-End Value of Unvested Awards Granted During the Year	58,055	87,400
Plus Change in Value of Unvested Awards Granted in Prior Years	(39,043)	29,394
Plus Value of Awards Granted and Vested During Year	19,352	29,133
Plus Change in Value of Prior Years’ Awards Vested During Year	(27,940)	19,221
Minus Value of Performance-Based Awards Forfeited During Year	—	—
Plus Dividends and Earning Paid on Awards in the Covered Fiscal Year Prior to Vest	9,176	9,053

Compensation Actually Paid	$1,040,099	$1,321,394

(4)

To calculate average Compensation Actually Paid for the non-PEO NEOs, the following adjustments were made to Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown:

	Adjustments to Average Non-PEO Compensation
	2023	2022
Summary Compensation Table Total	$595,073	$660,220
Minus Equity Awards from Summary Compensation Table	(50,000)	(50,003)
Plus Year-End Fair of Unvested Awards Granted During the Year	29,033	43,700
Plus Change in Value of Unvested Awards Granted in Prior Years	(19,522)	14,700
Plus Value of Awards Granted and Vested During Year	9,678	14,567
Plus Change in Value of Prior Years’ Awards Vested During Year	(13,972)	9,611
Minus Value of Performance-Based Awards Forfeited During Year	—	—
Plus Dividends and Earning Paid on Awards in the Covered Fiscal Year Prior to Vest	4,588	4,526

Compensation Actually Paid	$554,878	$697,321

(5)	Cumulative TSR is calculated using the Company’s common share price at the end and the beginning of the applicable measurement period assuming reinvestment of dividends.
(6)	Net income as reported on the Company’s consolidated financial statements.

Relationship Between Compensation Actually Paid (CAP) and Performance Measures

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to our Other Non-PEO NEOs and the Company’s Cumulative Total Shareholder Return (TSR). As the reconciliation of adjustments made to Summary Compensation Table to arrive at CAP show, the adjusted equity values are positive for 2022 and negative for 2023. This reflects the fact that year end stock price from year-end 2021 to year-end 2022 increased, while year-end stock price from 2022 to year-end 2023 decreased. This correlates with the fact that cumulative TSR increases in 2022, and decreases in 2023, as shown in the table above, demonstrating the tie between compensation actually paid and TSR performance.

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to our Other Non-PEO NEOs and the Company’s Net Income. The total compensation actually paid to each executive correlates to the Bank’s achievement of profitability and strategic goals through the annual and long-term incentive plans that were approved by the Compensation Committee for these executive officers. The 2023 decrease in compensation actually paid from the amounts disclosed in the summary compensation table is due to a decrease in stock price in 2023, which is attributable to overall market changes rather than executive officer performance. This demonstrates the tie between compensation actually paid and performance, as presented by net income.

PROPOSAL II – APPROVAL OF THE ESSA BANCORP, INC. 2024 EQUITY INCENTIVE PLAN

Overview

The Company’s Board of Directors unanimously recommends that stockholders approve the ESSA Bancorp, Inc. 2024 Equity Incentive Plan (referred to in this proxy statement as the “2024 Equity Plan” or the “Plan”). The 2024 Equity Plan will become effective on March 7, 2024 (the “Plan Effective Date”) if stockholders approve the Plan on that date. No awards have been made under the 2024 Equity Plan. Upon shareholder approval of the 2024 Equity Plan, the Company will no longer make grants under the ESSA Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Equity Plan”), and outstanding awards granted under the 2016 Equity Plan will remain outstanding and subject to the terms and conditions of the 2016 Equity Plan. The 2016 Equity Plan is the only current plan pursuant to which equity incentive awards may be granted, and as of December 31, 2023 there are only 1,253 shares under the 2016 Equity Plan that remain available for issuance as equity incentive awards.

No awards may be granted under the 2024 Equity Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2024 Equity Plan at that time will continue to be governed by the 2024 Equity Plan and the award agreements under which they were granted.

Best Practices

The 2024 Equity Plan reflects the following equity compensation plan best practices:

➣	The Plan limits the maximum value of shares that may be issued to any one non-employee director in any calendar year;

➣

The Plan provides for a minimum vesting requirement of one year for at least ninety-five percent (95%) of equity-based awards granted to employees, unless accelerated due to death, disability or an involuntary termination of service at or following a change in control;

➣	The Plan does not provide for accelerated vesting upon retirement;

➣	Under the Plan, performance goals may be established by the Compensation Committee (the “Committee”) in connection with the grant of any award;

➣	The Plan prohibits grants of stock options with a below-market exercise price;

➣	The Plan prohibits repricing of stock options and cash buyout of underwater stock options without prior stockholder approval;

➣	The Plan does not permit the payment of dividends or dividend equivalent rights on stock options;

➣	The Plan does not contain a liberal change in control definition;

➣	The Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants;

➣

The Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror fails or refuses to assume the awards; and

➣

Awards under the Plan are subject to Company’s clawback policies, including under Section 954 of the Dodd-Frank Act, as well as the Company’s trading policy restrictions and hedging/pledging policy restrictions.

The full text of the 2024 Equity Plan is attached as Appendix A to this proxy statement, and the description of the 2024 Equity Plan is qualified in its entirety by reference to Appendix A.

Why The Company Believes You Should Vote to Approve the 2024 Equity Plan

Our Board of Directors believes that equity-based incentive awards will play a key role in the success of the Company by encouraging and enabling employees, officers and non-employee directors of the Company and its subsidiaries, including ESSA Bank & Trust (as used in this section, the Company, ESSA Bank & Trust and their respective subsidiaries are collectively referred to as, the “Company”), upon whose judgment, initiative and efforts the Company has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2024 Equity Plan are set forth in the section entitled “Plan Summary,” below.

We view the ability to use Company common stock as part of our compensation program as an important component to our future success because we believe it will enhance a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity-based compensation will further align the compensation interests of our employees and directors with the investment interests of our stockholders as it promotes a focus on long-term value creation through time-based and/or performance-based vesting criteria. In this regard, the previous and only remaining plan under which equity incentive awards can be granted was approved by stockholders in 2016, authorized the issuance of 250,000 shares as equity incentive awards, and only 1,253 shares remain under this plan for future grants.

If the 2024 Equity Plan is not approved by stockholders, the Company will have to rely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of the Company’s stockholders. In addition, if the 2024 Equity Plan is not approved and the Company is not able to use stock-based awards to recruit and compensate its directors, officers and other key employees, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in the Company’s business or returned to the Company’s stockholders.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If the 2024 Equity Plan is not approved, we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and, as noted above, this could impede our ability to achieve our future growth plans and other strategic priorities.

Determination of Shares Available under the 2024 Equity Plan

The Company is requesting approval of a pool of shares of its common stock (referred to in this proxy statement as the “share reserve” or “share pool”) for awards under the 2024 Equity Plan, subject to adjustment as described in the 2024 Equity Plan. The shares of common stock to be issued by the Company under the 2024 Equity Plan will be currently authorized but unissued shares or shares that may subsequently be acquired by the Company, including shares that may be purchased on the open market or in private transactions.

In determining the size of the share pool under the 2024 Equity Plan, the Company considered a number of factors, including: (i) the Company’s historical grant practices as to equity incentive awards; and (ii) the fact that there are only 1,253 shares available for grants as equity incentive awards under the 2016 Equity Plan, which is the only remaining plan under which equity incentive awards can be granted.

Size of Share Pool. The Company has determined that the maximum number of shares that may be issued under the Plan shall be equal to 200,000 shares of common stock, which may be granted in any combination of shares of restricted stock awards, restricted stock units, performance shares, performance share units or stock options, in the discretion of the Committee.

Current Stock Price. The closing price of the Company common stock on the NASDAQ Global Select Market on January 12, 2024, was $19.25 per share.

Plan Summary

The following summary of the material terms of the 2024 Equity Plan is qualified in its entirety by reference to the full text of the 2024 Equity Plan, which is attached as Appendix A to this proxy statement.

Purpose of the 2024 Equity Plan. The purpose of the 2024 Equity Plan is to promote the long-term financial success of the Company and its subsidiaries, including ESSA Bank & Trust, by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company stockholders through the ownership of shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock.

Administration of the 2024 Equity Plan. The 2024 Equity Plan will be administered by the Compensation Committee or such other committee consisting of at least two “Disinterested Board Members” defined as directors who are not, with respect to the Company or any subsidiary: (i) current employees; (ii) former employees who continue to receive compensation (other than through a tax-qualified plan); (iii) officers at any time in the past three years; (iv) do not receive compensation for which disclosure would be required pursuant to Item 404 of Regulation S-K in accordance with the proxy solicitation rules of the Securities and Exchange Commission; and (v) do not possess an interest in any other transaction and or engaged in a business relationship for which disclosure would be required under Item 404(a) of Regulation S-K. To the extent permitted by law, the Committee may also delegate its authority, including its authority to grant awards, to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Eligible Participants. Employees and non-employee members of the Boards of Directors of the Company and its subsidiaries, including ESSA Bank & Trust, will be eligible for selection by the Committee for the grant of awards under the 2024 Equity Plan. As of January 1, 2024, approximately 251 employees of the Company and its subsidiaries and eight non-employee members of the Company’s Board of Directors would be eligible for awards under the 2024 Equity Plan.

Types of Awards. The 2024 Equity Plan provides for the grant of restricted stock, RSUs, non-qualified stock options (also referred to as “NQSOs”), and incentive stock options (also referred to as “ISOs”), any or all of which can be granted with performance-based vesting conditions. ISOs may be granted only to employees of the Company’s subsidiaries and affiliates.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. Restricted stock awards under the 2024 Equity Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the

Committee consistent with the 2024 Equity Plan. Prior to the awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Cash dividends declared on unvested restricted stock awards will be distributed to a participant at the same time as such dividends or distributions are distributed to other stockholders without regard to whether the award is vested. Stock dividends on shares of restricted stock will be subject to the same vesting conditions as those applicable to the restricted stock on which the dividends were paid.

Restricted stock units are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. A participant who receives an RSU award will not possess voting rights but may accrue dividend equivalent rights to the extent provided in the award agreement evidencing the award. If dividend equivalent rights are granted with respect to an RSU award, the dividend equivalent rights will be paid either at the time dividends are paid or the Restricted Stock Unit is settled, as set forth in an award agreement, at the discretion of the Committee. At the time of settlement, restricted stock units can be settled in Company common stock or in cash, in the discretion of the Committee.

The Committee will specify the terms applicable to a restricted stock award or an RSU award in the award agreement including the number of shares of restricted stock or number of RSUs, as well as any restrictions applicable to the restricted stock or RSU such as continued service or achievement of performance goals, the length of the restriction period and the circumstances under which the vesting of such award will accelerate.

Stock Options. A stock option gives the recipient the right to purchase shares of common stock at a specified price (referred to as the “exercise price”) for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2024 Equity Plan means, if the common stock of the Company is listed on a securities exchange, the closing sales price of the common stock on that date, or, if the common stock was not traded on that date, then the closing price of the common stock on the immediately preceding trading date. If the common stock is not traded on a securities exchange, the Committee will determine the Fair Market Value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code of 1986, as amended (“Code”). Under the Plan, no stock option can be exercised more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to an employee who is a shareholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. Stock option awards will be subject to vesting conditions and restrictions as determined by the Committee and set forth in the applicable award agreement.

Grants of stock options under the 2024 Equity Plan will be either ISOs or NQSOs. ISOs have certain tax advantages and must comply with the requirements of Code Section 422. Only employees will be eligible to receive ISOs. One of the requirements to receive favorable tax treatment available to ISOs under the Code is that the 2024 Equity Plan must specify, and the Company stockholders must approve, the number of shares available to be issued as ISOs. As a result, in order to provide flexibility to the Committee, the 2024 Equity Plan provides that all of the stock options may be issued as ISOs. Dividend equivalents rights will not be paid with respect to awards of stock options.

Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing.

Performance Awards. The Committee will specify the terms of any performance awards issued under the 2024 Equity Plan in the accompanying award agreements. Any award granted under the plan, including stock options, restricted stock (referred to herein as a “performance share”) and restricted stock units (referred to herein as a “performance share unit”) may be granted subject to the satisfaction of performance conditions determined by the Committee. A performance share or performance share unit will have an initial value equal to the fair market value of a share on the date of grant. In addition to any non-performance terms applicable to the performance share or performance share unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will generally determine the number of performance shares or performance share units that will vest in the participant (unless subject to further time-based vesting conditions). The Committee may provide for payment of earned performance share units in cash, shares of the Company’s common stock, or a combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance share unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or involuntary termination in connection with or following a change in control, shorten or terminate the restriction period.

Performance Measures. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific subsidiary or business unit of the Company, and may be measured relative to a peer group, an index or business plan and based on absolute measures or changes in measures. An award may provide that partial achievement of performance measures result in partial payment or vesting of an award. Achievement of the performance measures may be measured over more than one period or fiscal year. In establishing performance measures applicable to a performance-based award, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Moreover, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate.

The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period. Notwithstanding anything to the contrary in the Plan, performance measures relating to any award granted under the Plan will be modified, to the extent applicable, to reflect a change in the outstanding shares of stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a subsidiary.

Non-Employee Director Limits. The 2024 Equity Plan provides that the grant date fair value of equity awards granted to a non-employee director for any calendar year may not exceed $65,000.

Employee Grants. At the present time, no specific determination has been made as to the grant or allocation of awards to officers and employees. However, the Committee intends to grant equity awards to senior executives and will meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees.

Certain Restrictions with Respect to Awards. No dividend or dividend equivalent rights will be granted or paid with respect to any stock option. Any cash dividends or distributions declared with respect to shares of stock subject to a restricted stock award will be distributed to a participant who has been granted a restricted stock award at the same time as such dividends or distributions are distributed to stockholders without regard to whether the stock is vested, unless otherwise determined by the Committee at the time of the award. No dividends shall be paid with respect to any restricted stock awards subject to performance-based vesting conditions unless and until the participant vests in such restricted stock award.

The Committee will establish the vesting schedule or market or performance conditions of each award at the time of grant. However, at least 95% of the awards granted to employees will vest no earlier than one year after the date of grant (excluding, for this purpose, any awards to non-employee directors), unless accelerated due to death, disability or an involuntary termination of service at or following a change in control.

Adjustments. The Committee will make equitable adjustments in the number and class of securities available for issuance under the 2024 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2024 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Service. Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries: (i) a participant will immediately forfeit any restricted stock, RSUs, performance shares and performance share units that were not vested on the date of termination; (ii) all of the participant’s stock options that were exercisable on the date of termination will remain exercisable for, and shall otherwise terminate at the end of, a period of three months after the date of termination, but in no event after the expiration date of the stock options; and (iii) all of the participant’s stock options that were not exercisable on the date of termination will be forfeited immediately upon termination. In the event of a participant’s termination of service due to death, disability (as defined in the plan), retirement after age 65 with 5 years of continuous service for employees, or age 75, for directors, or involuntary termination at or following a change in control, the participant or the participant’s beneficiary, as applicable, has up to one year to exercise outstanding stock options, provided that the period does not exceed the stock option award’s original term.

Change in Control. Unless the Committee provides otherwise in the award agreement, any time-based vesting requirement applicable to an award will be deemed satisfied in full in the event that (i) both a change in control occurs and a participant has an involuntary termination of service (including a resignation for good reason) with the Company or (ii) the surviving entity in the change in control does not assume or replace the award with a comparable award issued by the surviving entity. With respect to an award that is subject to one or more performance objectives, unless the Committee specifies otherwise in the award agreement, in the event of a change in control and involuntary termination of service (including a resignation for good reason) or in the event that the surviving entity fails to assume the award, achievement of the performance objective will be deemed achieved at the greater of target or the actual level of performance measured as of the most recent completed fiscal quarter.

Transferability. Generally, awards granted under the 2024 Equity Plan are not transferable prior to death, except in limited circumstances with respect to stock options. Unless otherwise determined by the Committee, stock options, including ISOs, are transferable to certain grantor trusts established by the participant in which the participant is the sole beneficiary or between spouses’ incident to divorce, in the latter case, however, any ISOs so transferred will become NQSOs. In the Committee’s sole discretion, an individual may transfer non-qualified stock options to certain family members or to a trust or partnership established for the benefit of such family member or to a charitable organization, in each case, provided no consideration is paid to the participant in connection with the transfer. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2024 Equity Plan. Any transferee is subject to the terms and conditions of the Plan and applicable award agreement.

Amendment and Termination. The Board of Directors may at any time amend or terminate the 2024 Equity Plan, and the Board of Directors or the Committee may amend any award agreement for any lawful purpose, but no such action may materially adversely affect any rights or obligations with respect to any awards previously granted under the 2024 Equity Plan, except to the extent described herein. The Board of Directors or Committee may also amend the 2024 Equity Plan or an outstanding award agreement to conform the plan or award agreement to applicable law (including but not limited to Code Section 409A) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board after adoption of the plan or the grant of the award, which may materially and adversely affect the financial condition or operations of the Company. Neither the Board of Directors nor the Committee can reprice a stock option without prior stockholder approval, except in accordance with the adjustment provisions of the 2024 Equity Plan (as described above). Notwithstanding the foregoing any amendment that would materially (i) increase the benefits available under the Plan, (ii) increase the aggregate number of securities under the Plan, or (iii) materially modify the requirements for participation in the Plan must be approved by the Company’s stockholders.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2024 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a “substantial risk of forfeiture,” which is generally considered to require the performance of substantial future services. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in installments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to that installment. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m) of the Code (“Section 162(m)”), as applicable.

Alternatively, unless prohibited by the Committee, a participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares underlying an award in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant will not be entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss limited to the actually amount paid for the shares (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares.

The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of settlement in stock or cash the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount, subject to the requirements of Section 162(m), as applicable. However, if an RSU is not designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of settlement the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to satisfy the requirements of Section 409A, the participant may be subject to income taxes and penalties under Section 409A in the event of a violation of Section 409A.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of a NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income, subject to the requirements of Section 162(m).

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant, subject to the requirements of Section 162(m).

For an option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. In the event a stock option is intended to be an ISO but fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Awards. A participant generally is not taxed upon the grant of restricted stock or restricted stock units granted subject to the satisfaction of performance conditions (such restricted stock or restricted stock units will be referred to herein as “performance shares” or “performance share units”). The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement. The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Code Section 162(m). Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2024 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, shareholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2024 Equity Plan, certain amounts in connection with such awards may constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Code Section 162(m). The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by a participant, subject to the requirements of Section 162(m), as amended by the Tax Cuts and Jobs Act (“TCJA”) in 2017. Section 162(m) generally limits to $1.0 million the deduction that a company is permitted to take for annual compensation paid to each “covered employee.” A “covered employee” includes any person who served as CEO or CFO of a company at any time during a fiscal year and the three other most highly compensated executive officers for that fiscal year and any other person who was a covered employee in a previous taxable year after December 31, 2016. Any awards that the Company grants pursuant to the 2024 Equity Plan to covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation. While the Committee intends to consider the deductibility of compensation when making equity awards, it is only one factor it considers.

Equity Compensation Plan Information

The 2016 Equity Plan is the only current plan under which equity incentive awards may be granted to employees, executives or directors. The following table sets forth information, as of September 30, 2023, about Common Stock that may be issued upon exercise of options under stock-based benefit plans maintained by the Company, as well as the number of securities available for issuance under equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	—	$—	41,843
Equity compensation plans not approved by security holders	—	—	—

Total	—	$—	41,843

New 2024 Equity Plan Benefits

Any awards to executive officers, non-employee directors and employees of the Company under the 2024 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2024 Equity Plan are not determinable at this time, and the Company has not included a table that reflects such future awards.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ESSA BANCORP, INC. 2024 EQUITY INCENTIVE PLAN.

PROPOSAL III – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The Company’s independent registered public accountants for the fiscal year ended September 30, 2023 was S.R. Snodgrass, P.C. (“Snodgrass”). The Audit Committee of the Board has approved the engagement of Snodgrass to be the Company’s independent registered public accountants for the fiscal year ending September 30, 2024, subject to the ratification of the appointment by the Company’s stockholders at the Annual Meeting.

Stockholder ratification of the selection of Snodgrass is not required by the Company’s Bylaws or otherwise. However, the Board will submit the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Snodgrass, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to Snodgrass

Set forth below is certain information concerning aggregate fees for professional services rendered by Snodgrass during fiscal years 2023 and 2022.

Audit Fees. The aggregate fees billed to the Company by Snodgrass for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s annual report on Form 10-K and services that are normally provided by Snodgrass in connection with statutory and regulatory filings and engagements were $271,641 and $250,633 during fiscal 2023 and 2022, respectively.

Audit Related Fees. The aggregate fees billed to the Company by Snodgrass for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements and that are not already reported in “Audit Fees” above, were $39,270 and $33,400 during fiscal 2023 and 2022, respectively. These services were primarily related to the audits of the Company’s employee benefit plans.

Tax Fees. The aggregate fees billed to the Company by Snodgrass for professional services rendered for tax compliance were $24,966 and $25,825 during fiscal 2023 and 2022, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accountants and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accountants in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of Snodgrass as independent registered public accountants for fiscal 2024, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either at the virtual Annual Meeting or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PROPOSAL IV – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of ESSA Bancorp (“Named Executive Officers”) is described in “PROPOSAL I—ELECTION OF DIRECTORS—Executive Compensation.” Stockholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

Based on the information and rationale contained in this Proxy Statement, included among other things our performance-driven compensation program, our risk-management, and our adherence to best governance practices, we believe stockholders should vote in favor of the compensation program.

Stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of ESSA Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the Proxy Statement.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL IV.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s Executive Office, 200 Palmer Street, Stroudsburg, Pennsylvania 18360, no later than September 23, 2024. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received 120 days prior to the date of the prior year’s proxy statement. For the annual meeting of stockholders to be held in 2025, this deadline is September 23, 2024.

Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report included in this proxy statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Report shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

An additional copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, will be furnished without charge upon written or telephonic request to Stephanie Lefferson, Corporate Secretary, 200 Palmer Street, Stroudsburg, Pennsylvania, 18360 or call (570) 421-0531.

Stroudsburg, Pennsylvania January 25, 2024
Stephanie Lefferson
Corporate Secretary

APPENDIX A

ESSA BANCORP, INC.

2024 EQUITY INCENTIVE PLAN

ARTICLE 1—GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this ESSA Bancorp, Inc. 2024 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of ESSA Bancorp, Inc. (the “Company”), and its Subsidiaries, including ESSA Bank & Trust (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon shareholder approval of the Plan, no additional awards will be granted under ESSA Bancorp, Inc. 2016 Equity Incentive Plan, which shall remain in existence solely for the purpose of administering outstanding grants under that plan.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2—AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2(1)(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of Stock multiplied by the number of Restricted Stock Units being settled.

(d) Performance Awards. A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award”.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as Performance Awards.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.

(d) Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Stock Options or other Awards), replacement grants, or other means.

(e) Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3. Restricted Stock Awards.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award subject to a time-based vesting schedule and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award, shall be distributed to the Participant who has been granted the Restricted Stock Award at the same time as such dividends or distributions are distributed to other stockholders without regard to whether the Stock is vested. No dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units. The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii) Restricted Stock Units may be granted as Performance Awards.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v) No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units either at the time dividends are paid or the Restricted Stock Unit is settled, as set forth in the Award Agreement.

Section 2.5 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award (excluding, for this purpose, any Awards to non-Employee Directors) and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or in connection with a Change in Control as set forth in Article IV.

Section 2.6 Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2 1⁄2 months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.

(c) Upon Termination of Service on account of Disability or death, all Service-based Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole or partial months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3—Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 200,000 shares of Stock. Subject to the limitations set forth in this Section 3.2, Awards under the Plan may be made in any combination of shares of Restricted Stock Awards, Restricted Stock Units or Stock Options and all Awards may be granted as either Restricted Stock Awards, Restricted Stock Units or Stock Options, in the discretion of the Committee, and all Stock Options may be granted as Incentive Stock Options. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock vested prior to the return of shares to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3. Limitations on Grants to Directors.

(a) Award Limitations. The grant date fair value of equity-based Awards granted to a non-employee Director under the Plan for any calendar year, include Stock Options, Restricted Stock and Restricted Stock Units, may not exceed Sixty-Five Thousand Dollars ($65,000).

(b) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock

Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquirer stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4—CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a) Upon an Involuntary Termination at or following a Change in Control, all Service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b) Upon an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c) Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recently completed fiscal quarter.

(d) Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5—COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Disinterested Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6—AMENDMENT AND TERMINATION

Section 6.1 General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7—GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3 Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6 Form and Time of Elections; Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b) Payment in Stock. The Committee may require or permit the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board or directors) who are duly authorized to act for the board or directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan;

and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Pennsylvania shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable minimum tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20. Awards Subject to Company Clawback Policies and Restrictions.

(a) Clawback Policies. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(c) Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

ARTICLE 8—DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

Award” means any Stock Option, Restricted Stock Award, Restricted Stock Unit or Performance Award or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or Bank; (iv) Participant’s material violation of the Bank’s Code of Ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Disinterested Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

“Good Reason.” A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material reduction in Participant’s base salary or base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv) in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total shareholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

“Retirement” means termination of employment after attainment of age 65 (other than termination for Cause) with 5 years of continuous Service, or discontinuance of service as a Director following attainment of age 75 (unless otherwise provided in an Award Agreement). An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as Employee or Director (except as otherwise provided in the Award Agreement).

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director), regardless of the reason for such cessation, subject to the following:

(1) The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to whom the Participant is providing Services.

(4) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(5) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) Indications of time of day mean New York time;

(f) The word “including” means “including, but not limited to”;

(g) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.
		_	Online Go to www.investorvote.com/ESSA or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒		Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ESSA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	Election of Directors:

		For	Withhold		For	Withhold
	01 - Robert C. Selig, Jr. for a one-year term to expire in 2025	☐	☐	02 - Philip H. Hosbach, IV for a three-year term to expire in 2027	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	The approval of the ESSA Bancorp, Inc. 2024 Equity Incentive Plan described in the Proxy Statement.	☐	☐	☐	3.	The ratification of the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accountants for the fiscal year ending September 30, 2024.	☐	☐	☐

4.	The consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.	☐	☐	☐	Transact such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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03X4SC

2024 ESSA Bancorp, Inc. Annual Meeting of Stockholders

The 2024 Annual Meeting of Stockholders of ESSA Bancorp, Inc. will be held on

Thursday, March 07, 2024, at 10:00 A.M. EST virtually via the internet at www.meetnow.global/M9ZK6M5

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Annual Meeting Materials are available at: www.essabank.com/proxy

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – ESSA Bancorp, Inc.

Notice of 2024 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting - March 7, 2024

Each of the members of the Board of Directors, other than the nominees for director included in Proposal 1, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ESSA Bancorp, Inc. to be held on March 7, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all of the nominees listed in Proposal #1, FOR Proposal #2, FOR Proposal #3 and FOR Proposal #4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.